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                                                                    Exhibit 24.1
                                                                    ------------


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-31754 and 33-57306 of Crown Resources Corporation on Form S-8 of our report dated March 18, 1997, appearing in this Annual Report on Form 10-K of Crown Resources Corporation for the year ended December 31, 1996.




DELOITTE & TOUCHE LLP

Denver, Colorado
March 27, 1997